UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date Of Report: (Date of earliest event reported) September 19, 2005


                               RF INDUSTRIES, LTD.
                 (Name of small business issuer in its charter)


          Nevada                        0-13301                  88-0168936
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                         7610 Miramar Road, Bldg. 6000,
                        San Diego, California 92126-4202
                    (Address of Principal Executive Offices)

                                 (858) 549-6340
                         (Registrant's Telephone Number)


                              -------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

RF Industries, Ltd. (the "Registrant") has entered into a letter agreement with Victor Powers. Pursuant to the letter agreement, Mr. Powers agreed to serve as the Registrant's new Chief Financial Officer effective September 19, 2005. Mr. Power's annual salary will be $110,000. Mr. Powers also will be entitled to participate in the Registrant's annual bonus program and will receive incentive stock options under the Registrant's management option plan (options for 15,000 shares will be granted after the first year of employment, with annual grants of 2,000 shares thereafter). Either Mr. Powers or the Registrant may terminate Mr. Powers' employment with the Registrant at any time.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Victor Powers was appointed as the Registrant's Chief Financial Officer and Secretary, effective September 19, 2005. For a description of the terms of Mr. Powers' employment agreement, see Item 1.01 above. Until Mr. Powers' appointment, Howard Hill, the Registrant's President and Chief Executive Officer, acted as the interim Chief Financial Officer of the Registrant. Effective upon the appointment of Mr. Powers, Mr. Hill resigned as the interim Chief Financial Officer. A press release announcing Mr. Powers' appointment is attached hereto as Exhibit 99.1.

Mr. Powers, 62, was employed by Robert Half Management Resources, where he preformed auditing and turnaround consulting services and established financial reporting procedures for various clients of Robert Half, from October 2003 to June 2005. Prior thereto, from September 1999 to October 2003, Mr. Powers was the Chief Financial Officer and the Chief Administrative Officer of Vantra Group Inc, a developer of enterprise software and ASP services for on-line securities trading companies. He has also worked with several venture-backed start-ups, including Navigation Technologies (NavTech) and Centex TMS as well as Teradyne/Zehntel an ATE systems manufacturer. From 1977 to 1981 he was corporate controller for U.S. Sprint.

Item 9.01 Financial Statements and Exhibits.


      (c)   Exhibits.

Exhibit No.     Description
-----------     -----------

99.1 Press Release dated September 23, 2005 announcing to the appointment of Victor Powers as the new Chief Financial Officer.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 23, 2005


                                        By: /s/ Howard Hill
                                            ----------------------------------
                                            Howard Hill
                                            President, Chief Executive Officer